Exhibit 10.12
                                                                  --------------


RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

CRAIG A. ANDERSON, ESQ.
c/o Zond Systems, Inc.
17752 Skypark Circle, Suite 150
Irvine, California  92714


--------------------------------------------------------------------------------





                  SERIES A POWER TRANSFER FACILITIES AGREEMENT
                  --------------------------------------------

                                     Between

                               ZOND SYSTEMS, INC.,
                            a California corporation

                                       and

                   ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A,
                        A California Limited Partnership

                                September 9, 1985




------------------------------------------------------------------------------

                  SERIES A POWER TRANSFER FACILITIES AGREEMENT

                                TABLE OF CONTENTS
                                -----------------

Section                                                                   Page
-------                                                                   ----

1.   Certain Definitions.....................................................2
      1.1      "Effective Date"..............................................2
      1.2      "Power Purchase Contract".....................................2
      1.3      "Power Transfer Facilities"...................................2
      1.4      "Series A Construction Agreement".............................2
      1.5      "ZCC III Purchase Notes"......................................2

2.   Installation and Ownership of Power Transfer Facilities.................3
      2.1      Installation..................................................3
      2.2      Ownership.....................................................3

3.   Shared Use of Power Transfer Facilities.................................3

4.   Additional Users and Use of Excess Capacity.............................3

5.   Effective Date and Term.................................................4
      5.1      Effective Date................................................4
      5.2      Term..........................................................5

6.   Maintenance and Repair of Power Transfer Facilities; Payment of Costs
     Thereof.................................................................5
     6.1      Maintenance and Repair.........................................5
     6.2      Payment of Costs of Maintenance and Repair.....................5

7.   Destruction or Damage...................................................6

8.   Insurance...............................................................6

9.   Non-Disturbance.........................................................6

10.  Compliance..............................................................6

11.  Liens...................................................................6

12.  Protection of Series A Partnership Rights...............................7

13.  Indemnification.........................................................7

14.  Miscellaneous Provisions................................................8
      14.1     Notices.......................................................8
      14.2     Waiver........................................................8
      14.3     Certain Actions Affecting Series A PTF Agreement..............8
      14.4     Assignment....................................................8
      14.5     Successors and Assigns........................................9
      14.6     Further Assurances............................................9
      14.7     Construction of Series A PTF Agreement........................9
      14.8     Attorneys' Fees..............................................10

      14.9     Partition....................................................10
      14.10    No Partnership or Joint Venture..............................10
      14.11    Recordation..................................................10
      14.12    Ouitclaim Deed...............................................11
      14.13    Authority....................................................11
      14.14    Counterparts.................................................11
      14.15    Entire Agreement.............................................11

      SIGNATURE PAGE........................................................12

                  SERIES A POWER TRANSFER FACILITIES AGREEMENT
                  --------------------------------------------

        THIS SERIES A POWER TRANSFER FACILITIES AGREEMENT ("Series A PTF Agreement") is made as of September 9th, 1985 by and between ZOND SYSTEMS, INC., a California corporation ("Zond"), and ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A, a California Limited Partnership ("Series A Partnership"), in view of the following facts:

        A. Pursuant to that certain Series A Wind Park Easement Agreement ("Series A Easement Agreement") between Zond Construction Corporation III, a California corporation ("ZCC III"), and Series A Partnership, ZCC III granted to Series A Partnership a non-exclusive easement to enter and use, for the purposes specified therein, certain real property (the "Operating Site") located in Kern County, California, which property is more particularly described in Exhibit A hereto.

        B. Pursuant to that certain Series B Wind Park Easement Agreement ("Series B Easement Agreement") between ZCC III and Zond Windsystem Partners, Ltd. Series 85-B, a California Limited Partnership ("Series B Partnership"), ZCC III granted to Series B Partnership a non-exclusive easement to enter and use, for the purposes specified therein, the Operating Site.

        C. Pursuant to that certain Grant of Easement (Interconnect) (Series A) ("Series A Grant of Interconnect Easement") between Zond and
Series A Partnership, Zond granted to Series A Partnership a non-exclusive easement to install, construct, operate, maintain, repair, inspect, replace and remove the Power Transfer Facilities (as defined in Section 1.2) in, upon, across, under and above certain real property ("Servient Tenement") located in Kern County, California and more particularly described in Exhibit B hereto, all as provided in, and subject to the provisions of, the Series A Grant of Interconnect Easement.

        D. Pursuant to that certain Grant of Easement (Interconnect) (Series B) ["Series B Grant of Interconnect Easement"] between Zond and
Series B Partnership, Zond granted to Series B Partnership a non-exclusive easement to install, construct, operate, maintain, repair, inspect, replace and remove the Power Transfer Facilities (as defined in Section 1.2) in, upon, across, under and above the Servient Tenement, all as provided in, and subject to the provisions of, the Series B Grant of Interconnect Easement.

        E. Pursuant to that certain Corporation Grant Deed from Zond to ZCC III, Zond conveyed the Operating Site to ZCC III reserving, however, to Zond, its successors and assigns, among other reservations, a perpetual, non-exclusive easement (the "Zond Power Transfer Facilities Easement") to install, construct, operate, maintain, repair, inspect, restore, replace and remove a 66KV power transfer line and the equipment interconnecting such 66KV power transfer line to the power grid owned by Southern California Edison Company, a California public utility, proximate to the Operating Site across, upon, in, under and above the Operating Site at the location determined in the Rider attached to such Corporation Grant Deed.

        F. Zond desires to provide Series A Partnership with certain rights with respect to using, on a shared non-exclusive basis, the Power Transfer Facilities.

        G. Zond will provide Series B Partnership with certain rights pursuant to a Series B Power Transfer Facilities Agreement ("Series B PTF Agreement") with respect to using, on a shared non-exclusive basis, the Power Transfer Facilities.

        NOW, THEREFORE, based on the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Zond and Series A Partnership agree as follows:

        1.      Certain Definitions.
                --------------------

                As used in this Series A PTF Agreement, the following terms shall have the designated meaning;

                1.1     "Effective Date" means the Effective Date as defined
                         --------------
in Section 5.1.

                1.2     "Power Purchase Contract" means collectively those
                         -----------------------
three (3) Power Purchase Contracts each dated June 22, 1984, between Zond and Southern California Edison Company, a California public utility, and designated Monolith I, Monolith II and Monolith III, respectively.

                1.3     "Power Transfer Facilities" means collectively, the
                         -------------------------
66KV power transfer line, an SCE interconnect facility and other related wires, lines, cables and devices with associated poles, anchors, fixtures, conduits, service boxes and other appurtenances to be constructed by Zond, at its sole expense, upon the Servient Tenement and the Operating Site for the use by Series A Partnership and Series B Partnership in accordance with this series A PTF Agreement and the Series B PTF Agreement.

                1.4     "Series A Construction Agreement" means that certain
                         -------------------------------
Windsystem Construction Agreement between ZCC III and Series A Partnership.

                1.5     "ZCC III Purchase Notes" means any promissory note or
                         ----------------------
notes given by Series A Partnership to ZCC III in connection with the purchase of wind turbine generators by Series A Partnership from ZCC III pursuant to the Series A Construction Agreement.

        2.      Installation and Ownership of Power Transfer Facilities.
                --------------------------------------------------------

                2.1     Installation.
                        -------------

                        Zond and Series A Partnership acknowledge that the Power Transfer Facilities have already been, or are in the process of being, installed by Zond, at its sole expense, on the Servient Tenement (in accordance with the Series A Grant of Interconnect Easement and the Series B Grant of Interconnect Easement) and the Operating Site (in accordance with the Zond
Power Transfer Facilities Easement). If the installation of the Power Transfer Facilities has not been completed as of the date of this Series A PTF Agreement, Zond, at its sole expense, agrees to complete installation as soon as reasonably possible.

                2.2     Ownership.
                        ----------

                        Series A Partnership acknowledges and agrees that Zond owns the Power Transfer Facilities.

        3.      Shared Use of Power Transfer Facilities.
                ---------------------------------------

                Upon the Effective Date, Series A Partnership, at no expense to it other than as provided in Section 6.2, shall have the right to, and be entitled to, use on a shared non-exclusive basis the Power Transfer Facilities until the termination of this Series A PTF Agreement. Series A Partnership acknowledges and agrees that its use of the Power Transfer Facilities will be shared non-exclusively with Series B Partnership and that Series B Partnership shall have the right to use on a shared non-exclusive basis the Power Transfer Facilities in accordance with the Series B PTF Agreement.

        4.      Additional Users and Use of Excess Capacity.
                --------------------------------------------

                Series A Partnership acknowledges and understands that Zond reserves the right at any time and from time to time to allow persons or entities other than Series A Partnership and Series B Partnership to use on a shared non-exclusive basis the capacity of the Power Transfer Facilities which is in excess of that required by Series A Partnership and Series B Partnership. In exercising its rights under this Section, Zond agrees that:

                        (i) It will not, and will not permit such others to, interfere with Series A Partnership's use and enjoyment of the Power Transfer Facilities and its rights under this Series A PTF Agreement.

                        (ii) It will not allow any use by others of the Power Transfer Facilities which would result in an overloading of the capacity of the Power Transfer Facilities such that the use thereof by Series A Partnership and Series B Partnership would be adversely affected. Zond and Series A Partnership agree that the capacity of the

        Power Transfer Facilities required by Series A Partnership is 16 MWs and that the capacity of the Power Transfer Facilities required by Series B Partnership is 24 MWs.

                        (iii) It will cause all other users (including without limitation Series B Partnership) of the Power Transfer Facilities to comply with all terms and provisions of their agreements with Zond, non-compliance with which would have an adverse effect on Series A Partnership's use and enjoyment of the Power Transfer Facilities and its rights under this Series A PTF Agreement.

                        (iv) It will cause to be included in each agreement with each other user all terms and provisions necessary and appropriate to carry out its obligations to Series A Partnership under this Series A PTF Agreement.

                        (v) Except for Series B PTF Agreement, Zond agrees that the general partner of Series A Partnership and the general partner of Series B Partnership shall have the right to review and consent to the terms of any such agreements relating to the use of the excess capacity of the Power Transfer Facilities, in order to reasonably assure that the terms of such agreements do not violate the terms of this Series A PTF Agreement then in effect or the terms of the Series B PTF Agreement then in effect, respectively, or the terms of the Power Purchase Contract. Series A Partnership agrees with Zond that Series A Partnership's consent will not be unreasonably withheld. If such consent is granted, as a further condition, Zond shall supply Series A Partnership with an opinion of reasonably acceptable counsel, which opinion shall in form and substance be reasonably acceptable to Series A Partnership and shall state that the terms of such agreements will not subject Series A Partnership to additional regulation under Federal or California utilities laws.

        5.      Effective Date and Term.
                ------------------------

                5.1     Effective Date.
                        ---------------

                        The Effective Date of this Series A PTF Agreement shall be the date on which the Power Transfer Facilities are certified to be operational by Zond to Series A Partnership pursuant to a Power Transfer Facilities Completion Certificate delivered by Zond to Series A Partnership in accordance with the provisions of the Series A Construction Agreement.

                5.2     Term.
                        -----

                        This Agreement shall commence on the Effective Date and terminate on June 30, 2006 (the "Scheduled Expiration Date"); provided, however, this Series A PTF Agreement shall terminate before the Scheduled Expiration Date in the event of, and upon the date of, the termination of the Series A Easement Agreement pursuant to Section 8.2 (entitled "Remedies on Default") of the Series A Easement Agreement.

        6.      Maintenance and Repair of Power Transfer Facilities;
                ----------------------------------------------------
                Payment of Costs Thereof.
                -------------------------

                6.1     Maintenance and Repair.
                        -----------------------

                        Zond, at its sole expense, shall maintain and repair the Power Transfer Facilities in accordance with customary utility maintenance and repair practice and as may be required under the Power Purchase Contract so that Series A Partnership at all times may use the Power Transfer Facilities for their intended purposes.

                6.2     Payment of Costs of Maintenance and Repair.
                        -------------------------------------------

                        Series A Partnership shall pay its prorata share of the maintenance and repair costs of the Power Transfer Facilities by reimbursing Zond in the amount of such prorata share. Series A Partnership's prorata share of such costs shall be determined on the basis of the ratio of the aggregate rated capacity of wind turbine generators owned and operated by Series A Partnership on the Operating Site during each calendar quarter (determined on the last day thereof) to the aggregate rated capacity of all wind turbine generators (whether on the Operating Site or elsewhere) using the Power Transfer Facilities during each corresponding calendar quarter (determined on the last day thereof). Series A Partnership's payments due and payable under this Section shall be paid not later than sixty (60) days after the end of each calendar quarter provided that the first calendar quarter shall be deemed to be the period running from the Effective Date to March 31, 1986. Zond shall compute such prorata share quarterly and submit each such computation in writing to Series A Partnership so that Series A Partnership may pay timely such prorata share.

        7.      Destruction or Damage.
                ----------------------

                In the event of any destruction of, or damage to, the Power Transfer Facilities or any portion thereof, Zond at its sole expense shall as soon as possible rebuild, restore and/or repair the destroyed or damaged Power Transfer Facilities or portion thereof destroyed or damaged.

        8.      Insurance.
                ----------

                Zond at its sole expense shall obtain and maintain, or cause to be obtained and maintained, during the term of this Series A PTF Agreement insurance coverage covering loss or damage to the Power Transfer Facilities, in the amount of the full replacement cost thereof, as such cost may exist from time to time, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief and special extended perils ("all risk" as such term is used in the insurance industry).

        9.      Non-Disturbance.
                ----------------

                Series A Partnership shall not interfere with, disturb, endanger or adversely affect Series B Partnership's use and enjoyment of the Power Transfer Facilities pursuant to the Series B PTF Agreement. Zond shall not interfere with, disturb, endanger or adversely affect Series A Partnership's use and enjoyment of the Power Transfer Facilities pursuant to this Series A PTF Agreement.

        10.     Compliance.
                -----------

                Zond at its sole expense shall comply with all laws, statutes, ordinances, rules and regulations of all municipal, state and Federal authorities now in force or which may hereafter be in force pertaining to Zond's ownership and operation of the Power Transfer Facilities. Series A Partnership at its sole expense shall comply with all laws, statutes, ordinances, rules and regulations of all municipal, state and Federal authorities now in force or which may hereafter be in force pertaining to Series A Partnership's use of the Power Transfer Facilities and the exercise of its rights under this Series A PTF Agreement.

        11.     Liens.
                ------

        Zond agrees to keep the Power Transfer Facilities at all times free and clear of any liens arising by, through or under it or any of its affiliates or assigns (excluding Series A Partnership and Series B Partnership) which would materially adversely affect the right or ability of Series A Partnership to use the Power Transfer Facilities and/or to exercise its rights under this Series A PTF Agreement. Series A Partnership agrees to keep the Power Transfer Facilities at all times after the date of recordation of this Series A PTF Agreement free and clear of any liens arising by, through or under it which are not consented to in writing by Zond prior to the creation thereof,

        12.     Protection of Series A Partnership Rights.
                ------------------------------------------

                Zond agrees to notify Series A Partnership as soon as possible after Zond becomes aware of any event or threatened event which reasonably could be expected to interfere with Series A Partnership's rights under this Series A PTF Agreement. Should Series A Partnership receive any such notice from Zond or should Series A Partnership become aware of any such event or threatened event, Series A Partnership shall be entitled to perform such acts and to make such payments, after giving Zond ten (10) days prior written notice of its intention to do so (except that if such event or threatened event is likely to occur within less than ten days, Series A Partnership shall not be required to give Zond any such written notice), as may be necessary or appropriate to preserve the rights of Series A Partnership under this Series A PTF Agreement. In the event that Series A Partnership makes any such payments, Zond immediately shall repay the amount thereof, together with interest thereon at the then prime rate of a New York clearing house bank designated by Series
A Partnership plus 4%, but not in excess of the maximum rate allowed under California law, from the date of payment by Series A Partnership to the date of repayment by Zond. In the event that Zond does not comply with, or only partially complies with, its repayment obligations in the preceding sentence, Series A Partnership shall be entitled to offset those amounts which Zond is to repay Series A Partnership against amounts owing Zond by Series A Partnership under this Series A PTF Agreement.

        13.     Indemnification.
                ----------------

                Zond agrees to indemnify and hold Series A Partnership free and harmless from any losses, liabilities, claims, judgments, damages, costs and expenses (including without limitation reasonable attorneys' fees) caused by any breach by Zond, its affiliates or assigns (excluding Series A Partnership and Series B Partnership) or its agents or employees of a duty, if any, imposed on it or any of them by law or under this Series A PTF Agreement or for any injury or damage to persons or property resulting from or attributable to the fault or neglect of Zond, its affiliates or assigns (excluding Series A Partnership and Series B Partnership) or its agents or employees. Without limiting the generality of the preceding, Zond agrees to indemnify and hold Series A Partnership free and harmless from any losses, liabilities, claims, judgments, damages, costs and expenses (including without limitation reasonable attorneys' fees) caused by any defect in the design of the Power Transfer Facilities or any defect in the workmanship involved in the construction of the Power Transfer Facilities or for any injury or damage to persons or property resulting from or attributable to any defect in the design of the Power Transfer Facilities or any defect in the workmanship involved in the construction of the Power Transfer Facilities. Series A Partnership agrees to indemnify and hold Zond harmless from any losses, liabilities, claims, judgments, damages, costs and expenses (including without limitation reasonable attorneys' fees) caused by a breach by Series A Partnership, its agents or employees (other than Zond or its affiliates) of a duty, if any, imposed on it or any of them by law or under this Series A PTF Agreement or for any injury or damage to persons or property resulting from or attributable to the fault or neglect of Series A Partnership, its agents or employees (other than Zond or its affiliates).

        14.     Miscellaneous Provisions.
                -------------------------

                14.1    Notices.
                        --------

                        Any notice required or permitted to be given by the provisions of this Series A PTF Agreement shall be conclusively deemed to have been received by a party on the third business day following the date it is mailed or on the date it is delivered to such party at the address indicated on the signature page of this Series A PTF Agreement or at such other address as the party may designate in accordance with the provisions of this Section.

                14.2     Waiver.
                         -------

                         No waiver of any right under this Series A PTF
Agreement shall be effective for any purpose unless in writing and signed by the party possessing the right. No such waiver shall be construed to be a waiver of any subsequent right or of any other right, term or provision of this Series A PTF Agreement.

                14.3    Certain Actions Affecting Series A PTF Agreement.
                        -------------------------------------------------

                        This Series A PTF Agreement may not be amended, modified, cancelled, surrendered, subordinated or terminated without the prior written consent of Zond and Series A Partnership.

                14.4    Assignment.
                        -----------

                        Except as provided in this Section, neither Zond nor Series A Partnership may assign its rights and/or obligations under this Series A PTF Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld. Any assignment or attempted assignment which is made in violation of the foregoing sentence shall be null and void. Notwithstanding the foregoing, Zond and Series A Partnership agree that either may collaterally assign (by encumbrance and/or other security devices) all or any portion of its rights under this Series A PTF Agreement to lenders to secure loans made to Zond or any of its affiliates or to Series A Partnership, including without limitation loans made to ZCC III or loans evidenced by the ZCC III Purchase Notes.

                14.5     Successors and Assigns.
                         -----------------------

                         Subject to Section 14.4, all of the terms and
provisions of this Series A PTF Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors and permitted assigns of the parties hereof.

                14.6    Further Assurances.
                        -------------------

                        Each of the parties hereto agrees to perform all such acts (including, but not limited to, executing and delivering such instruments and documents) as reasonably may be necessary to fully effectuate each and all of the purposes and intent of this Series A PTF Agreement.

                14.7    Construction of Series A PTF Agreement.
                        ---------------------------------------

                        14.7.1  Governing Law.  The terms and provisions of
                                --------------
this Series A PTF Agreement shall be interpreted in accordance with the laws of the State of California.

                        14.7.2  Interpretation. The Parties agree that the
                                ---------------
terms and provisions of this Series A PTF Agreement embody their mutual intent and that they are not to be construed more liberally in favor of, nor more strictly against, any party hereto.

                        14.7.3  Partial Invalidity. If any term or provision
                                -------------------
of this Series A PTF Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Series A PTF Agreement, or the application of any such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, as the case may be, shall not be affected thereby, and each remaining term and provision of this Series A PTF Agreement shall be valid and enforceable to the fullest extent permitted by law.

                        14.7.4  Headings and References.  The section and
                                ------------------------
subsection headings contained in this Series A PTF Agreement are for purposes of reference and convenience only and shall not affect in any way the meaning or interpretation of any provision of this Series A PTF Agreement. Unless otherwise indicated, all references to Sections are to Sections in this Series A PTF Agreement.

                        14.7.5  Number and Gender.  Where appropriate: words
                                ------------------
in the singular include the plural, and vice versa; words in the neuter gender include the masculine and feminine genders, and vice versa; and words in the masculine gender include the feminine gender, and vice versa.

                14.8    Attorneys' Fees.
                        ----------------

                        If any party to this Series A PTF Agreement brings any action or proceeding for the enforcement, protection or establishment of any right or remedy under this Series A PTF Agreement or for the interpretation of this Series A PTF Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs in connection with such action or proceeding, whether or not taxable, as awarded by the trier of fact in such action or proceeding.

                14.9    Partition.
                        ----------

                        Series A Partnership hereby waives and disclaims any right to partition all or any portion of its rights under this Series A PTF Agreement.

                14.10   No Partnership or Joint Venture.
                        --------------------------------

                        Neither the shared use of the Power Transfer Facilities by Series A Partnership and Series B Partnership, nor any of the provisions of this Series A PTF Agreement or the Series B PTF Agreement, nor any acts of Series A Partnership and/or Series B Partnership, nor any other circumstances, shall be deemed to create a partnership or joint venture with respect to the use of the Power Transfer Facilities between Series A Partnership and Series B Partnership for any purpose whatsoever.

        14.11   Recordation.
                ------------

                Series A Partnership may record this Series A PTF Agreement as permitted by applicable law. The recordation of either this Series A PTF Agreement or the Series B PTF Agreement prior to the recordation of the other shall not mean that the first to be recorded has priority over the other. The time of recording shall not affect the priority of this Series A PTF Agreement and the Series B PTF Agreement, both of which, despite any different times of recording, shall be of the same and equal priority.

        14.12   Ouitclaim Deed.
                ---------------

                Upon the termination of this Series A PTF Agreement, Series A Partnership agrees to execute and deliver to Zond, immediately upon Zond's request, a recordable quitclaim deed in favor of Zond or its designated nominee or assignee providing for the termination of this Series A PTF Agreement.

        14.13   Authority.
                ----------

                Zond and Series A Partnership each represent and warrant to the other than this Series A PTF Agreement has been duly authorized, executed and delivered by it and that its obligations under this Series A PTF Agreement are legal, valid and binding obligations enforceable in accordance with the terms of this Series A PTF Agreement.

        14.14   Counterparts.
                -------------

                This Series A PTF Agreement may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

        14.15   Entire Agreement.
                -----------------

                The provisions of this Series A PTF Agreement constitute the entire understanding and agreement between the parties regarding the subject matter of this Series A PTF Agreement and each party represents and warrants to the other that no representation, warranty or inducement has been made to it regarding its rights which is not expressly set forth in this Series A PTF Agreement.

        IN WITNESS WHEREOF, the parties have executed this Series A PTF Agreement as of the day and year first written above.

                                           ZOND SYSTEMS, INC.,
                                           a California corporation


DATED: September 11, 1985                  By:/s/ Craig A. Anderson
                                              ---------------------
                                              CRAIG A. ANDERSON
                                              Senior Vice President
                                              and General Counsel

                                           ZOND WINDSYSTEM PARTNERS, LTD.
                                           SERIES 85-A, a California
                                           Limited Partnership
                                           112 South Curry Street
                                           Tehachapi, California 93561

                                           By its authorized general partner:

                                              ZOND WINDSYSTEMS MANAGE-
                                              MENT CORPORATION III,
                                              a California corporation


DATED: September 11, 1985                  By:/s/ Craig A. Anderson
                                              ---------------------
                                              CRAIG A. ANDERSON
                                              Senior Vice President
                                              and General Counsel



                     (NOTARIAL ACKNOWLEDGMENT PAGE ATTACHED)

STATE OF CALIFORNIA     )
                        )
COUNTY OF LOS ANGELES   )

On September 11, 1985, before me, the undersigned, a Notary Public in and for said State, personally appeared CRAIG A. ANDERSON, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the Senior Vice President and General Counsel of Zond Systems, Inc., the corporation that executed the within instrument, and acknowledged to me that such corporation executed the same pursuant to its by-laws or a resolution of its board of directors.

WITNESS my hand and official seal.

Signature /s/ Nellie Habash
          -----------------
                                        -----------------------------------
                                        |        OFFICIAL SEAL            |
                                        |        NELLIE HABASH            |
                                        |  Notary Public - California     |
                                        |      Los Angeles County         |
                                        | My comm. expires SEP. 17, 1989  |
                                        -----------------------------------



STATE OF CALIFORNIA     )
                        )
COUNTY OF LOS ANGELES   )

On September 11, 1985, before me, the undersigned, a Notary Public in and for said State, personally appeared CRAIG A. ANDERSON, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the Senior Vice President and General Counsel of Zond Windsystems Management Corporation III, the corporation that executed the within instrument as the general partner of Zond Windsystem Partners, Ltd. Series 85-A, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the within instrument as such partner and that such partnership executed the same.


WITNESS my hand and official seal.

Signature /s/ Nellie Habash
          -----------------
                                        -----------------------------------
                                        |        OFFICIAL SEAL            |
                                        |        NELLIE HABASH            |
                                        |  Notary Public - California     |
                                        |      Los Angeles County         |
                                        | My comm. expires SEP. 17, 1989  |
                                        -----------------------------------

                                    EXHIBIT A
                           TO SERIES A POWER TRANSFER
                              FACILITIES AGREEMENT

Legal Description of the Operating Site:

ALL OF SECTION 33, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THAT PORTION OF SAID SECTION 33, THAT IS INCLUDED WITHIN THE LAND DESCRIBED AS PARCEL IF IN THE FINAL ORDER OF CONDEMNATION HAD IN KERN COUNTY SUPERIOR COURT, CASE NO. 101028, A CERTIFIED COPY THEREOF WAS RECORDED JULY 23, 1970 IN BOOK 4420 PAGE 123, OFFICIAL RECORDS.

ALSO EXCEPT ALL THAT PORTION WITHIN THE RIGHT OF WAY, 200 FEET WIDE OF THE SOUTHERN PACIFIC RAILROAD COMPANY AS GRANTED BY ACT OF CONGRESS OF JULY 27, 1866.


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



                                    EXHIBIT A
                           TO SERIES B POWER TRANSFER
                              FACILITIES AGREEMENT


Legal Description of Property Constituting the Servient Tenement:

A. ALL OF FRACTIONAL SECTION 31, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

B. THE NORTH HALF, SOUTH HALE OF THE SOUTHEAST QUARTER, NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 32, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

        EXCEPT THAT PORTION IN DRY SALT LAKE AS SAID LAKE IS SO DESIGNATED AND SHOWN UPON THE OFFICE SURVEY OF SAID TOWNSHIP RETURNED TO THE GENERAL LAND OFFICE AT WASHINGTON, D.C. AND APPROVED BY THE SURVEYOR GENERAL OF CALIFORNIA ON MAY 14, 1856


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